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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                DECEMBER 7, 1999



                             CELERITY SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

    DELAWARE                     0-23279                        52-2050585
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(State or Other              (Commission File                (IRS Employer
 Jurisdiction of              Number)                        Identification No.)
 Incorporation)

                           1400 Centerpoint Boulevard
                           KNOXVILLE, TENNESSEE 37932
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                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (865) 539-5300



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                 (Former Address, if changed since last report)


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THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE
VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS.

THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: CELERITY SYSTEM INC.'S ("CELERITY") HISTORY OF LOSSES AND NEED FOR FINANCING, MARKET DEMAND FOR CELERITY'S PRODUCTS, SUCCESSFUL IMPLEMENTATION OF CELERITY'S PRODUCTS, COMPETITIVE FACTORS, THE ABILITY TO MANAGE CELERITY'S GROWTH AND THE ABILITY TO RECRUIT ADDITIONAL PERSONNEL, RISKS INVOLVING THE PROPOSED MERGER OF A SUBSIDIARY OF CELERITY WITH FUTURETRAK INTERNATIONAL, INC., INCLUDING THAT THE MERGER WILL NOT BE CONSUMMATED, AND OTHER RISKS DETAILED FROM TIME TO TIME IN CELERITY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION"), INCLUDING BUT NOT LIMITED TO, THOSE DESCRIBED UNDER THE CAPTION "DESCRIPTION OF BUSINESS - RISK FACTORS" IN CELERITY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, CELERITY'S REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 333-81099), CELERITY'S CURRENT REPORTS ON FORM 8-K FILED WITH THE COMMISSION AND THIS FORM 8-K.

Item 5:  OTHER EVENTS

         On December 7, 1999, Celerity, FutureTrak Merger Corp. ("Merger Corp.") and FutureTrak International, Inc. ("FutureTrak") terminated the Merger Agreement, dated August 10, 1999. Celerity originally determined to merge with FutureTrak primarily because FutureTrak planned to focus on the business of providing satellite television and other services to multi housing unit projects and Celerity believed that its technology was well suited for such projects. The merger has been terminated primarily because efforts to obtain necessary funding for the planned activities of the merged companies have not proven successful. Celerity and FutureTrak have therefore determined to pursue their separate businesses.

Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)  Exhibits

                   99.1 Termination Agreement, dated December 7, 1999, between Celerity, Merger Corp. and FutureTrak.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 7, 1999

                                       CELERITY SYSTEMS, INC.



                                       By: /S/ KENNETH D. VAN METER
                                           Kenneth D. Van Meter
                                           President and Chief Executive Officer